                                                                   EXHIBIT 99.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                              OF BMC SOFTWARE, INC.
                         PURSUANT TO 18 U.S.C. ss. 1350


         Based on my knowledge, I, John W. Cox, Chief Financial Officer of BMC Software, Inc. (the "Company"), hereby certify that the accompanying report on Form 10-K for the period ending March 31, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         Based on my knowledge, I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/  JOHN W. COX
                                    ------------------------------------
                                    John W. Cox
                                    June 18, 2003